John Hancock High Yield Fund

Supplement dated 12-21-2009 to the current Prospectuses

Under “Fund details”, in the “Who’s who” section, in the “Subadviser” subsection, the information about the portfolio managers is supplemented as follows to reflect the addition of Dennis F. McCafferty to the fund’s investment management team.  Arthur N. Calavritinos will continue to serve on the fund team.

Dennis F. McCafferty, C.F.A

•         Joined fund team in 2009

•         Portfolio manager, MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2009)

•         Investment analyst, MFC Global (U.S.) (2008 to 2009)

•         Principal and senior analyst, Pardus Capital Management (2005 to 2008)

•         Senior equity analyst, Griffen-Rose (2004 to 2005)

•         Began business career in 1995

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock High Yield Fund

Supplement dated 12-21-2009 to the Statement of Additional Information

Under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS” section, the “Other Accounts the Portfolio Managers are Managing” subsection has been modified as follows to reflect the addition of Dennis F. McCafferty to the Fund‘s investment management team.  Arthur N. Calavritinos will continue to serve on the Fund team.

Other Accounts the Portfolio Managers are Managing.  The table below indicates information about the accounts over which the indicated portfolio manager has day-to-day investment responsibility.  All information on the number of accounts and total assets in the table is as of November 30, 2009, unless otherwise noted.  For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.  To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.  Also shown below the chart is the indicated portfolio manager’s investment in the fund that he manages.

High Yield Fund

Portfolio Manager Name	Other Accounts Managed by the Portfolio Manager
Dennis F. McCafferty, C.F.A.

Other Registered Investment Companies: One (1) fund with total assets of approximately $0.8 million.

Other Pooled Investment Vehicles: None.

Other Accounts:  Three (3) accounts with total assets of approximately $1.1 billion.

As of November 30, 2009, the value of Fund shares owned by Mr. McCafferty ranged from $10,001 to $50,000.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.